SHAREHOLDERS’ EQUITY	12 Months Ended
Dec. 31, 2020
Equity [Abstract]
SHAREHOLDERS’ EQUITY

NOTE 9— SHAREHOLDERS’ EQUITY

Common Stock

The Company’s authorized number of shares of common stock was 300,000,000 shares with par value of $0.001.

On December 22,2020, the Company issued 103,610 shares of common stock to The Crone Law Group, P.C. or its designees for legal services (see Note 10).

Statutory reserve and restricted net assets

Under PRC rules and regulations, Sichuan Wetouch is required to appropriate 10% of their net income to a statutory surplus reserve until the reserve balance reaches 50% of their registered capital. The appropriation to this statutory surplus reserve must be made before distribution of dividends can be made. The statutory reserve is non-distributable, other than during liquidation, and can be used to fund previous years losses, if any, and may be converted into share capital by issuing new shares to existing shareholders in proportion to their shareholders or by increasing the par value of the shares currently outstanding, provided that the remaining balance of the statutory reserve after such issue is not less than 25% of the registered capital.

Appropriations to the discretionary surplus reserve are made at the discretion of the board of directors. The statutory reserve may be applied against prior year losses, if any, and may be used for general business expansion and production or increase in registered capital, but are not distributable as cash dividends.

For the years ended December 31, 2020 and 2019, Sichuan Wetouch made appropriations to the reserve fund of RMB6,907,298 (equivalent to US$1,058,590 and nil, respectively.